EXHIBIT 10.2

                                     FORM OF
                                ESCROW AGREEMENT

                  ESCROW AGREEMENT, dated as of ______ 1999, (the "Agreement") by and among First Star Bancorp, Inc., a Pennsylvania corporation (the "Company"), First Star Capital Trust, a Delaware business trust (the "Trust"), Hopper Soliday, a Division of Tucker-Anthony Incorporated (the "Placement Agent") and Bankers Trust Company, a New York banking corporation (as escrow agent hereunder, the "Escrow Agent").

                              W I T N E S S E T H :
                              -------------------

                  WHEREAS, the Trust proposes to offer for sale through the Placement Agent up to 1,200,000 Adjustable Rate Trust Preferred Securities of the Trust (the "Preferred Securities") at a price of $10.00 per Preferred Security, for an aggregate offering price of $12,000,000 (the "Offering"); and

                  WHEREAS, the Placement Agent intends to sell the Preferred Securities as the Trust's agent on a best-efforts basis for 1,200,000 Preferred Securities.

                  WHEREAS, the Trust and the Placement Agent desire to establish an interest-paying escrow account in which funds received from subscribers will be deposited pending completion of the escrow period; and

                  WHEREAS, the Escrow Agent is willing to act as escrow agent in respect of the Escrow Fund (as hereinafter defined) upon the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, do hereby agree as follows:

                  1. Appointment of Escrow Agent. The Company, the Trust and the Placement Agent hereby appoint Bankers Trust Company as escrow agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment.

                  2. Establishment of Escrow Account. On or prior to the date of the commencement of the Offering, the parties shall establish an account with the Escrow Agent, which escrow account shall be titled the First Star Capital Trust Escorw Account (the "Escrow Account"). The Placement Agent will instruct subscirbers to make checks for subscriptions payable to First Star Capital Trust, c/o the Placement Agent. Wire transfers will be directed to the Escrow Agent as follows:

         ABA #
              ----------------------------
         for further credit to

         Bankers Trust Company
         ----------------------------
         for further credit to
         Bankers Trust Company Corporate Trust and Agency Services
         ----------------------------
         Reference: First Star Capital Trust Escrow Account


                  3. Escrow Period. The escrow period (the "Escrow Period") shall begin with the commencement of the Offering and shall terminate upon the earlier to occur of the following dates:

                  A. The date selected by the Company to terminate the Escrow Period and to have the Trust issue the Preferred Securities pursuant to accepted subscriptions, which date shall be set forth in a written notice to the Escrow Agent from the Placement Agent as set forth in Exhibit A attached hereto, signed by an authorized person of the Placement Agency, as set forth on Exhibit B attached hereto; or

                  B. The date upon which a determination is made by the Trust and the Placement Agent to terminate the offering prior to the issuance of any Preferred Securities, which date shall be set forth in a written notice to the Escrow Agent from the Placement Agent.

                  During the Escrow Period, the Trust is aware and understands that it is not entitled to any funds received into escrow and no amounts deposited in the Escrow Account shall become the property of the Trust or any other entity, or be subject to the debts of the Trust or any other entity.


                  4. Deposits into the Escrow Account. The Placement Agent agrees that it shall promptly deliver all monies received from subscribers for the payment of the Preferred Securities to the Escrow Agent for deposit to the Escrow Account, together with a written account of each accepted subscription, which account shall set forth, among other things, the subscriber's name and address, tax identification number, the number of Preferred Securities purchased, the amount paid therefor, and whether the consideration received was in the form of a check, wire (to the Escrow Agent), draft or money order. All monies so deposited in the Escrow Account are hereinafter referred to as the "Escrow Amount."

                  5.       Disbursements from the Escrow Account.

                  (a) In the event the Escrow Period is terminated pursuant to clause (B) of Section 2 prior to issuance of any Preferred Securities, the Escrow Agent shall refund to each subscriber the amount received from the subscriber, together with any earnings generated thereon, and shall notify the Trust and the Placement Agent of its distribution of the funds.

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The purchase  money returned to each  subscriber  shall be free and clear of any and all claims of the Trust or any of its creditors.

                  (b) In the event the Escrow Agent receives notification pursuant to clause (A) of Section 2 of the date upon which the Escrow Period is to terminate and to have the Trust issue the Preferred Securities, the Escrow Agent shall pay over and remit to the Trust an amount equal to the aggregate amount deposited by subscribers, provided, however, that in no event will funds be released to the Trust until such amount is received by the Escrow Agent in collected funds; and Escrow Agent shall pay over and remit to the Company any earnings generated on escrowed funds that is not required to be returned to subscribers.

                  (c) Any earnings generated on escrowed funds to be returned to subscribers will be distributed to the subscribers on a pro-rata basis according to the respective number of days between the time of collection of their payments to the Escrow Account and the return of such payments to subscribers. Earnings on any other funds returned to subscribers from the Escrow Account shall be handled similarly.

                  For purposes of this Agreement, the term "collected funds" shall mean all funds received by the Escrow Agent which have cleared normal banking channels and are in the form of cash.

                  6. Collection Procedure. The Escrow Agent is hereby authorized to forward each check for collection and, upon collection of the proceeds of each check, deposit the collected proceeds in the Escrow Account.

                  Any check returned unpaid to the Escrow Agent shall be returned to the Placement Agent. In such cases, the Escrow Agent will promptly notify the Trust of such return.

                  If the Company or the Trust rejects any subscription for which the Escrow Agent has already collected funds, the Escrow Agent shall promptly issue a refund check to the rejected subscriber. If the Company or the Trust rejects any subscription for which the Escrow Agent has not yet collected funds but has submitted the subscriber's check for collection, the Escrow Agent shall promptly issue a check in the amount of the subscriber's check to the rejected subscriber after the Escrow Agent has cleared the funds. If the Escrow Agent has not yet submitted a rejected subscriber's check for collection, the Escrow Agent shall promptly remit the subscriber's check directly to the subscriber.

                  7. Investment of Escrow Amount. The Escrow Agent may invest the Escrow Amount only in such accounts or investments as the Placement Agent may specify by written notice. The Placement Agent may only specify investment in (1) money-market accounts, (2) short-term certificates of deposit issued by a bank, or (3) short-term securities issued or guaranteed by the U.S. Government.

                  8. Resignation of Escrow Agent. The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving written notice of such

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resignation to the Company,  the Trust and the Placement Agent specifying a date when such resignation shall take effect and upon delivery of the Escrow Fund to the successor escrow agent designated by all parties hereto (other than the Escrow Agent) in writing. Upon such notice, a successor Escrow Agent shall be appointed with the mutual consent of the Company, the Trust and the Placement Agent. Such successor Escrow Agent shall become the Escrow Agent hereunder upon the resignation date specified in such notice. If the Company, the Trust and the Placement Agent are unable to agree upon a successor Escrow Agent within thirty
(30) days after such notice, the Escrow Agent shall be entitled to apply to a court of competent jurisdiction for the appointment of a successor. The Escrow Agent shall continue to serve until its successor accepts the escrow and receives the Escrow Fund. The Company, the Trust and the Placement Agent shall have the right at any time upon their mutual consent to substitute a new Escrow Agent by giving notice thereof to the Escrow Agent then acting. Upon its resignation and delivery of the Escrow Fund as set forth in this Section 6, the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with the escrow contemplated by this Agreement.

                  9. Indemnification of Escrow Agent. (a) The Escrow Agent shall have no duties or responsibilities whatsoever with respect to the Escrow Fund except as are specifically set forth herein. The Escrow Agent shall neither be responsible for or under, nor chargeable with knowledge of the terms and conditions of, any other agreement, instrument or document in connection herewith. The Escrow Agent may conclusively rely upon, and shall be fully protected from all liability, loss, cost, damage or expense in acting or omitting to act pursuant to any written notice, instrument, request, consent, certificate, document, letter, telegram, opinion, order, resolution or other writing hereunder without being required to determine the authenticity of such document, the correctness of any fact stated therein, the propriety of the service thereof or the capacity, identity or authority of any party purporting to sign or deliver such document. The Escrow Agent shall have no responsibility for the contents of any such writing contemplated herein and may rely without any liability upon the contents thereof.

                  (b) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized hereby or with the rights or powers conferred upon it hereunder, nor for action taken or omitted by it in good faith, and in accordance with advice of counsel (which counsel may be of the Escrow Agent's own choosing), and shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind except for its own willful misconduct or gross negligence.

                  (c) Each of the Company the Trust and the Placement Agent agrees to jointly and severally indemnify the Escrow Agent and its employees, directors, officers and agents and hold each harmless against any and all liabilities incurred by it hereunder as a consequence of such party's action, and the parties agree jointly and severally to indemnify the Escrow Agent and hold it harmless against any claims, costs, payments, and expenses (including the fees and expenses of counsel) and all liabilities incurred by it in connection with the performance of its duties hereunder and them hereunder, except in


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either case for claims,  costs,  payments,  and expenses (including the fees and expenses of counsel) and liabilities incurred by the Escrow Agent resulting from its own willful misconduct or gross negligence. The Company, the Trust and the Placement Agent agree to reimburse each other for one-half of any payments made by them pursuant to this Section 7(c) with respect to liabilities for which the parties are jointly liable pursuant to this Section 7(c). The provisions of this
Section 7 shall survive the termiantion of the Agreement or resignation or removal of the Escrow Agent.

                  10. Compensation of Escrow Agent. The Escrow Agent shall be entitled to payment from the Company for customary fees and expenses for all services rendered by it hereunder in accordance with Schedule A attached hereto (as such schedule may be amended from time to time). The Escrow Agent shall also be entitled to reimbursement on demand for all loss, liability, damage or expenses paid or incurred by it in the administration of its duties hereunder, including, but not limited to, all counsel, advisors' and agents' fees and disbursements and all taxes or other governmental charges. At all times, the Escrow Agent will have a right of set off and first lien on funds in the Escrow Fund for payment of customary fees and expenses and all such reasonable loss, liability, damage or expenses. Such compensation and expenses shall be paid from the Escrow Fund.

                  11. Further Assurances. From time to time on and after the date hereof, the other parties hereto shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

                  12. Termination of Agreement. This Agreement shall terminate on the final disposition of the Escrow Fund provided that the rights of the Escrow Agent and the obligations of the other parties hereto under Sections 8 and 9 shall survive the termination hereof and the resignation or removal of the Escrow Agent.

                  13. Consents to Service Process. Each of the parties hereto hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any Federal Court located in the Borough of Manhattan in such State in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives any claim of forum non conveniens and any objections as to laying of venue. Each party further waives personal service of any summons, complaint or other process and agree that the service thereof may be made by certified or registered mail directed to such person at such person's address for purposes of notices hereunder.

                  14. Tax Withholding & Reporting. (a) On or prior to the date of this Agreement, the Company, the Trust and the Placement Agent for purposes of United States backup withholding tax and information reporting requirements, will provide the

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Escrow  Agent with an executed  copy of Internal  Revenue  Service form W-9 (for
United State persons) or form W-8 (for non-United States persons) or any successor forms. The Company, the Trust and the Placement Agent agree to provide replacement forms if originals of any form previously provided become obsolete or incomplete.

                  (b) It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned through dividend payments of the Escrow Shares and is not responsible for any other reporting.

                  15. Miscellaneous. (a) This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof except, as to the Company, the Trust and the Placement Agent, the Agency Agreement, and may not be changed orally, but only by an instrument in writing signed by the parties hereto.

                  (b) All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, on the next Business Day after delivery to a recognized overnight courier or mailed first class (postage prepaid)or when sent by facsimile to the parties (which facsimile copy shall be followed, in the case of notices or other communications sent to the Escrow Agent, by delivery of the original) at the following addresses (or to such other address as a party may have specified by notice given to the other parties pursuant to this provision):

                  If to the Company or to the Trust, to:

                  First Star Bancorp, Inc.
                  418 West Broad Street
                  Bethlehem, Pennsylvania 18018
                  Attn:  Joseph T. Svetik, President and Chief Executive Officer

                  Telecopy No.:  (610) 691-5658

                  with a copy to:

                  Malizia Spidi & Fisch, PC
                  1301 K Street, N.W.  Suite 700 East
                  Washington, D.C. 20005
                  Attn: John J. Spidi, Esq.

                  Telecopy No.:  (202) 434-4661

                  If to the Placement Agent, to:

                  Hopper Soliday, a division of Tucker-Anthony Incorporated 1703 Oregon Pike
                  Lancaster, Pennsylvania 17604

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                  Attn: Eric G. Hoerner, Senior Vice President

                  Telecopy No.:  (717) 560-3063

                  with a copy to:

                  Stevens & Lee, PC
                  One Glenhardie Corporate Center
                  1275 Drummers Lane
                  Wayne, Pennsylvania 19087
                  Attn: Jeffrey P. Waldron, Esq.

                  Telecopy No.:  (610) 687-1384

                  If to the Escrow Agent, to:

                  Bankers Trust Company
                  Corporate Trust and Agency Services
                  Four Albany Street
                  New York, New York  10006
                  Attention:  Escrow Services

                  Telecopy No.:  (212) 250-6961/6392

                  (c) The headings of the Sections of this Agreement have been inserted for convenience and shall not modify, define, limit or expand the express provisions of this Agreement.

                  (d) This Agreement and the rights and obligations hereunder of parties hereto may not be assigned except with the prior written consent of the other parties hereto. This Agreement shall be binding upon and inure to the benefit of each party's respective successors and permitted assigns. Except as expressly provided herein, no other person shall acquire or have any rights under or by virtue of this Agreement. This Agreement is intended to be for the sole benefit of the parties hereto, and (subject to the provisions of this Section 14(d)) their respective successors and assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

                  (e) This Agreement may not be amended, supplemented or otherwise modified without the prior written consent of the parties hereto.

                  (f) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.


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

                  (g) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.
                  (h) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the principles of conflict of laws.

                  (i)  This   Agreement   may  be   executed   in  two  or  more
counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                     FIRST STAR BANCORP, INC.


                                     By
                                        ----------------------------------------
                                          Name:
                                          Title:


                                     FIRST STAR CAPITAL TRUST


                                     By
                                        ----------------------------------------
                                          Name:
                                          Title:


                                     HOPPER SOLIDAY,
                                     a Division of Tucker Anthony Incorporated
                                              As Placement Agent


                                     By
                                        ----------------------------------------
                                          Name:
                                          Title:


                                     BANKERS TRUST COMPANY,
                                       as Escrow Agent

                                     By
                                        ----------------------------------------
                                           Name:
                                           Title:



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                                   Schedule A

                                Schedule of Fees
                                  Prepared For

                                Escrow Agreement

A.   Acceptance  Fee:                                                 one time
--------------------
     (Includes acceptance of appointment, review of documentation, establishment of account and records. This fee is intended to cover costs and set up of a standard escrow agreement. Any escrow that substantially alters the agreement may incur additional costs which would be billed as an acceptance fee.)

B.   Annual  Administrative  Fee:
--------------------------------
     (Payable annually in advance. Includes normal administrative duties as stipulated in the agreement.

C.  Investment Transactions
---------------------------
     (Covers all costs associated with investing in eligible investments at the direction of the client, including ticket charges, custody and tax reporting.)

D.  Wire Transfer Fee
---------------------
     (Pertains to outgoing wires only.)

Note: The fees set forth in this schedule are subject to review of documentation. The fees are also subject to change should circumstances warrant. Out-of-pocket expenses and disbursements, including counsel fees, incurred in the performance of our duties will be added to the billed fees. Fees for any services not covered in this or related schedules will be based upon our appraisal of the services rendered.
         We may place orders to buy/sell financial instruments with outside broker-dealers that we select, as well as with BT or its affiliates. These transactions(for which normal and customary spreads or other compensation may be earned by such broker-dealers, including BT or its affiliates, in addition to the charges quoted above) will be executed on a riskless principal basis solely for your account(s) and without recourse to us or our affiliates. If you choose to invest in any mutual fund, BT and/or our affiliates may earn investment management fees and other service fees/expenses associated with these funds as disclosed in the mutual fund prospectus provided to you, in addition to the charges quoted above. Likewise, BT has entered into agreements with certain mutual funds or their agents to provide shareholder services to those funds. For providing these shareholder services, BT is paid a fee by these mutual funds that calculated on an annual basis does not exceed 25 basis points of the amount of your investment in these mutual funds. In addition, if you choose to use other services provided by BT or its affiliates, Corporate Trust or other BT affiliates may be allocated a portion of the fees earned. We will provide periodic account statements describing transactions executed for your account(s). Trade confirms will be available upon your request at no additional charge. If a transaction should fail to close for reasons beyond our control, we reserve the right to charge our acceptance fee plus reimbursement for legal fees incurred.
         Shares of mutual funds are not deposits or obligations of, or guaranteed by, Bankers Trust Company or any of its affiliates and are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. Investments in the mutual funds involve the possible loss of principal. Please read the prospectus carefully before investing.


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                                    Exhibit A
                                 Release Notice





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



                                    Exhibit B
                  Authorized Person(s) to Execute Exhibit(s) A



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